Exhibit 99.1

Contacts:

Media Contact	Investor Contact
Lucy Millington	Brian Denyeau
Aspen Technology	ICR for Aspen Technology
+1 781-221-6419	+1 646-277-1251
lucy.millington@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Third Quarter of Fiscal 2021

Bedford, Mass. – April 28, 2021 - Aspen Technology, Inc. (NASDAQ: AZPN), a global leader in asset optimization software, today announced financial results for its third quarter of fiscal year 2021 ended March 31, 2021.

“AspenTech’s third quarter performance was highlighted by strong free cash flow generation and demand activity in each of our core end-markets that was at or above pre-pandemic levels,” said Antonio Pietri, President and Chief Executive Officer of Aspen Technology. “At the same time, the continued uncertainty in the global macro environment due to COVID, coupled with the significant and costly disruptions in the energy and chemicals markets related to the winter storm in the US during the quarter, made it more challenging to close transactions than we expected.”

Pietri continued, “Our high levels of engagement with customers regarding AspenTech’s critical role in their long-term digitalization and sustainability initiatives give us confidence that we will drive faster growth as market conditions normalize.”

Third Quarter Fiscal Year 2021 Recent Business Highlights

•Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was $609.9 million at the end of the third quarter of fiscal 2021, which increased 6.0% compared to the third quarter of fiscal 2020 and 1.0% sequentially.

Summary of Third Quarter Fiscal Year 2021 Financial Results

AspenTech’s total revenue of $162.7 million included:

•License revenue, which represents the portion of a term license agreement allocated to the initial license, was $110.1 million in the third quarter of fiscal 2021, compared to $78.2 million in the third quarter of fiscal 2020.

•Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $45.9 million in the third quarter of fiscal 2021, compared to $44.2 million in the third quarter of fiscal 2020.

•Services and other revenue was $6.7 million in the third quarter of fiscal 2021, compared to $8.2 million in the third quarter of fiscal 2020.

For the quarter ended March 31, 2021, AspenTech reported income from operations of $68.9 million, compared to income from operations of $44.7 million for the quarter ended March 31, 2020.

Net income was $62.5 million for the quarter ended March 31, 2021, leading to net income per share of $0.91, compared to net income per share of $0.61 in the same period last fiscal year.

Non-GAAP income from operations, was $80.9 million for the third quarter of fiscal 2021, compared to non-GAAP income from operations of $53.9 million in the same period last fiscal year. Non-GAAP net income was $72.0 million, or $1.05 per share, for the third quarter of fiscal 2021, compared to non-GAAP net income of $49.1 million, or $0.72 per share, in the same period last fiscal year. These non-GAAP results add back the impact of stock-based compensation expense, amortization of intangibles and acquisition-related fees. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and cash equivalents of $317.1 million and total borrowings, net of debt issuance costs, of $297.0 million at March 31, 2021.

During the third quarter, the company generated $98.7 million in cash flow from operations and $100.0 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; payments for capitalized computer software development costs, and other nonrecurring items, such as acquisition-related payments.

Business Outlook
Based on information as of today, April 28, 2021, Aspen Technology is issuing the following guidance for fiscal year 2021:

•Annual spend growth of 4-5.5% year-over-year
•Free cash flow of $265 to $275 million
•Total bookings of $771 to $809 million
•Total revenue of $705 to $729 million
•GAAP total expense of $355 to $360 million
•Non-GAAP total expense of $310 to $315 million
•GAAP operating income of $350 to $369 million
•Non-GAAP operating income of $395 to $415 million
•GAAP net income of $306 to $321 million
•Non-GAAP net income of $341 to $357 million
•GAAP net income per share of $4.46 to $4.70
•Non-GAAP net income per share of $4.98 to $5.22

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

AspenTech has not reconciled its expectations as to forward-looking non-GAAP total expense, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share to their most directly comparable GAAP measure because certain items are out of AspenTech’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP total expense, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share is not available without unreasonable effort.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing Aspen Technology’s business. As the result of adoption of new licensing models, management believes that a number of Aspen Technology’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing Aspen Technology’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track Aspen Technology’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

Aspen Technology will host a conference call and webcast today, April 28, 2021, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the second-quarter of fiscal year 2021 as well as the company’s business outlook. The live dial-in number is (866) 471-3828 or (678) 509-7573, conference ID code 6459234. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of Aspen Technology’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on Aspen Technology’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 6459234, through May 5, 2021.

About Aspen Technology

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modelling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Forward-Looking Statements

The third paragraph of this press release as well as the Business Outlook section contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: delays or reductions in demand for AspenTech solutions due to the COVID-19 pandemic; AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; declines in the demand for, or usage of, aspenONE software for any reason, including declines due to adverse changes in the process or other capital-intensive industries and due to the drop in demand for oil due to the COVID-19 pandemic, compounded by the excess supply arising from producers’ failure to agree on production cuts; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software, including due to the significant drop in oil prices arising from drop in demand due to the COVID-19 pandemic and producers’ failure to agree on production cuts; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2021 Aspen Technology, Inc. AspenTech, aspenONE, asset optimization and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
	(Dollars in Thousands, Except per Share Data)
Revenue:
License	$110,104	$78,156	$352,133	$238,311
Maintenance	45,885	44,199	139,561	132,418
Services and other	6,737	8,233	19,721	26,048
Total revenue	162,726	130,588	511,415	396,777
Cost of revenue:
License	2,485	1,881	6,859	5,550
Maintenance	5,174	4,778	14,066	14,339
Services and other	8,396	9,046	24,911	26,560
Total cost of revenue	16,055	15,705	45,836	46,449
Gross profit	146,671	114,883	465,579	350,328
Operating expenses:
Selling and marketing	30,345	28,354	82,092	86,046
Research and development	25,874	23,576	70,576	68,694
General and administrative	21,553	18,219	60,389	54,525
Total operating expenses	77,772	70,149	213,057	209,265
Income from operations	68,899	44,734	252,522	141,063
Interest income	8,410	8,173	26,383	24,577
Interest (expense)	(1,495)	(3,207)	(5,639)	(9,368)
Other (expense), net	(5)	(352)	(1,807)	(217)
Income before income taxes	75,809	49,348	271,459	156,055
Provision for income taxes	13,314	7,522	47,101	20,914
Net income	$62,495	$41,826	$224,358	$135,141
Net income per common share:
Basic	$0.92	$0.62	$3.31	$1.98
Diluted	$0.91	$0.61	$3.28	$1.96
Weighted average shares outstanding:
Basic	67,920	67,806	67,809	68,122
Diluted	68,608	68,482	68,439	68,906

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited in Thousands, Except Share and Per Share Data)

	March 31, 2021	June 30, 2020
	(Dollars in Thousands, Except Share Data)
ASSETS
Current assets:
Cash and cash equivalents	$317,099	$287,796
Accounts receivable, net	49,034	56,301
Current contract assets, net	298,835	291,497
Prepaid expenses and other current assets	9,762	10,884
Prepaid income taxes	12,008	3,962
Total current assets	686,738	650,440
Property, equipment and leasehold improvements, net	5,506	5,963
Computer software development costs, net	1,255	928
Goodwill	158,182	137,055
Intangible assets, net	45,996	42,851
Non-current contract assets, net	409,010	318,976
Contract costs	28,419	28,614
Operating lease right-of-use assets	31,589	34,905
Deferred tax assets	2,924	1,735
Other non-current assets	3,042	1,839
Total assets	$1,372,661	$1,223,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,563	$3,988
Accrued expenses and other current liabilities	43,063	43,556
Current operating lease liabilities	7,214	6,824
Income taxes payable	76	1,799
Current borrowings	18,000	135,163
Current deferred revenue	54,730	43,168
Total current liabilities	126,646	234,498
Non-current deferred revenue	11,535	13,913
Deferred tax liabilities	188,896	179,978
Non-current operating lease liabilities	28,894	33,088
Non-current borrowings, net	278,960	292,369
Other non-current liabilities	4,842	3,107
Commitments and contingencies (Note 17)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 367,000 shares as of March 31, 2021 and June 30, 2020 Issued and outstanding— none as of March 31, 2021 and June 30, 2020	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 104,283,957 shares at March 31, 2021 and 103,988,707 shares at June 30, 2020 Outstanding— 68,013,942 shares at March 31, 2021 and 67,718,692 shares at June 30, 2020	10,429	10,399
Additional paid-in capital	799,743	769,411
Retained earnings	1,682,688	1,458,330
Accumulated other comprehensive income (loss)	6,527	(5,288)
Treasury stock, at cost—36,270,015 shares of common stock at March 31, 2021 and 36,270,015 shares at June 30, 2020	(1,766,499)	(1,766,499)
Total stockholders’ equity	732,888	466,353
Total liabilities and stockholders’ equity	$1,372,661	$1,223,306

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited in Thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
	(Dollars in Thousands)
Cash flows from operating activities:
Net income	$62,495	$41,826	$224,358	$135,141
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,688	2,549	7,545	7,028
Reduction in the carrying amount of right-of-use assets	2,258	3,267	7,037	6,518
Net foreign currency losses (gains)	(27)	345	2,027	183
Stock-based compensation	9,225	7,299	24,589	24,133
Deferred income taxes	6,817	(116)	7,029	(1,516)
Provision for bad debts	2,064	2,127	6,800	3,391
Other non-cash operating activities	311	208	718	423
Changes in assets and liabilities:
Accounts receivable	(4,257)	(11,889)	4,115	(16,428)
Contract assets, net	19,835	32,216	(103,538)	2,329
Contract costs	(123)	(692)	198	(1,522)
Lease liabilities	(2,298)	(3,444)	(7,533)	(6,840)
Prepaid expenses, prepaid income taxes, and other assets	(7,001)	(433)	(6,959)	(2,201)
Accounts payable, accrued expenses, income taxes payable and other liabilities	216	2,353	(6,847)	(20,752)
Deferred revenue	6,456	5,765	13,410	13,701
Net cash provided by operating activities	98,659	81,381	172,949	143,588
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(211)	(143)	(733)	(1,111)
Payments for business acquisitions, net of cash acquired	(329)	(241)	(16,272)	(74,460)
Payments for equity method investments	(760)	(319)	(926)	(319)
Payments for capitalized computer software development costs	—	(71)	(895)	(141)
Net cash used in investing activities	(1,300)	(774)	(18,826)	(76,031)
Cash flows from financing activities:
Issuance of shares of common stock	9,394	2,650	12,508	5,364
Repurchases of common stock	—	(49,757)	—	(150,621)
Payments of tax withholding obligations related to restricted stock	(2,612)	(2,395)	(6,719)	(8,246)
Deferred business acquisition payments	—	(4,600)	—	(4,600)
Proceeds from revolving credit facility, net of repayments	—	90,000	(119,182)	219,163
Repayments of amounts borrowed under term loan	(4,000)	(4,000)	(12,000)	(4,000)
Payments of debt issuance costs	—	(79)	—	(3,533)
Net cash provided by (used in) financing activities	2,782	31,819	(125,393)	53,527
Effect of exchange rate changes on cash and cash equivalents	(531)	(740)	573	(838)
Increase in cash and cash equivalents	99,610	111,686	29,303	120,246
Cash and cash equivalents, beginning of period	217,489	80,486	287,796	71,926
Cash and cash equivalents, end of period	$317,099	$192,172	$317,099	$192,172
Supplemental disclosure of cash flow information:
Income taxes paid, net	$18,681	$6,611	$49,349	$26,359
Interest paid	1,455	3,054	5,672	8,246
Supplemental disclosure of non-cash activities:
Change in purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	$20	$7	$77	$(89)
Change in repurchases of common stock included in accounts payable and accrued expenses	—	243	—	(621)
Lease liabilities arising from obtaining right-of-use assets	197	6,802	1,488	11,626

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows (Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Total expenses
GAAP total expenses (a)	$93,827	$85,854	$258,893	$255,714
Less:
Stock-based compensation (b)	(9,225)	(7,299)	(24,589)	(24,133)
Amortization of intangibles	(2,047)	(1,864)	(5,657)	(4,741)
Acquisition related fees	(749)	—	(3,133)	(78)

Non-GAAP total expenses	$81,806	$76,691	$225,514	$226,762

Income from operations
GAAP income from operations	$68,899	$44,734	$252,522	$141,063
Plus:
Stock-based compensation (b)	9,225	7,299	24,589	24,133
Amortization of intangibles	2,047	1,864	5,657	4,741
Acquisition related fees	749	—	3,133	78

Non-GAAP income from operations	$80,920	$53,897	$285,901	$170,015

Net income
GAAP net income	$62,495	$41,826	$224,358	$135,141
Plus:
Stock-based compensation (b)	9,225	7,299	24,589	24,133
Amortization of intangibles	2,047	1,864	5,657	4,741
Acquisition related fees	749	—	3,133	78
Less:
Income tax effect on Non-GAAP items (c)	(2,524)	(1,924)	(7,010)	(6,080)

Non-GAAP net income	$71,992	$49,065	$250,727	$158,013

Diluted income per share
GAAP diluted income per share	$0.91	$0.61	$3.28	$1.96
Plus:
Stock-based compensation (b)	0.14	0.11	0.35	0.35
Amortization of intangibles	0.03	0.03	0.08	0.07
Acquisition related fees	0.01	—	0.05	—
Less:
Income tax effect on Non-GAAP items (c)	(0.04)	(0.03)	(0.10)	(0.09)

Non-GAAP diluted income per share	$1.05	$0.72	$3.66	$2.29

Shares used in computing Non-GAAP diluted income per share	68,608	68,482	68,439	68,906

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Free Cash Flow
Net cash provided by operating activities (GAAP)	$98,659	$81,381	$172,949	$143,588
Purchases of property, equipment and leasehold improvements	(211)	(143)	(733)	(1,111)
Payments for capitalized computer software development costs	—	(71)	(895)	(141)
Acquisition related payments	1,526	—	2,433	1,264
Free cash flow (non-GAAP)	$99,974	$81,167	$173,754	$143,600

(a) GAAP total expenses
	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Total costs of revenue	$16,055	$15,705	$45,836	$46,449
Total operating expenses	77,772	70,149	213,057	209,265
GAAP total expenses	$93,827	$85,854	$258,893	$255,714

(b) Stock-based compensation expense was as follows:
	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Cost of maintenance	$234	$343	$688	$1,104
Cost of services and other	412	450	1,198	1,477
Selling and marketing	1,869	1,472	4,655	4,228
Research and development	2,273	2,082	6,515	6,193
General and administrative	4,437	2,952	11,533	11,131
Total stock-based compensation	$9,225	$7,299	$24,589	$24,133

(c) The income tax effect on non-GAAP items for the three and nine months ended March 31, 2021 and 2020, respectively, is calculated utilizing the Company's statutory tax rate of 21 percent.